UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 7, 2018, Amicus Therapeutics, Inc. (the “Company”) issued a press release announcing additional positive data for the Company’s Pompe Disease Phase 1/2 Study at the WORLDSymposium™ 2018 conference in San Diego, California. A copy of this press release is attached as Exhibit 99.1 while a copy of the presented data is attached as Exhibit 99.2.

In addition, the senior management of the Company is using the presentation attached as Exhibit 99.3 in its current meetings with investors and analysts.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated February 7, 2018 titled “Amicus Therapeutics Announces Additional Positive Data in Pompe Disease Phase 1/2 Study at 14th Annual WORLDSymposium™.”
99.2	Poster — “Updated Results from ATB200-02: A First-in-Human, Open-Label, Phase 1/2 Study of ATB200 Coadministered With AT2221 in Adults With Pompe Disease.”
99.3	Presentation Materials — “Amicus Pompe Overview & Pompe Data Highlights at 14th Annual WORLDSymposium™.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: February 7, 2018	By:	/s/ ELLEN S. ROSENBERG

	Name:	Ellen S. Rosenberg

	Title:	General Counsel and Corporate Secretary